UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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INSIGHT ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INSIGHT ACQUISITION CORP.
333 East 91st Street
New York, NY 10128

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF INSIGHT ACQUISITION CORP.

To Be Held on December __, 2024

November __, 2024

To the Stockholders of Insight Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Special Meeting of stockholders (the “Special Meeting”) of Insight Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “INAQ” or the “Company”), will be held on __________ December __, 2024 at 10:30 a.m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Insight Acquisition Corp.

Meeting Date: __________ December __, 2024
Meeting Time: 10:30 a.m. Eastern Time (EDT)

Special Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/_________________

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: _________#

You are cordially invited to attend the Special Meeting for the purpose of considering and voting upon the following proposals:

Proposal 1 — A proposal to amend (the “Fourth Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for up to three additional months from December 7, 2024 to March 7, 2025 (the “Extended Termination Date”) (we refer to this proposal as the “Fourth Extension Amendment Proposal”). A copy of the proposed Fourth Extension Amendment is attached hereto as Annex A;

Proposal 2 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the Chairman of the Special Meeting, (we refer to this proposal as the “Adjournment Proposal”).

The Company’s Charter provides that the Company has until December 7, 2024 (the “Termination Date”) to complete an initial business combination. The only way to extend the time for the Company to complete an initial business combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

If the Fourth Extension Amendment Proposal is approved, the Company will have March 7, 2025, to consummate its initial business combination.

The Fourth Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Fourth Extension Amendment Proposal and, if necessary, the Adjournment Proposal is to allow the Company more time and flexibility to complete our initial business combination (the “Business Combination”).

As previously disclosed, on effective as of October 13, 2023, the Company, IAC Merger Sub Inc., a Florida corporation (“Merger Sub”) and Alpha Modus, Corp., a Florida corporation (“Alpha Modus”), entered into a business combination agreement and plan of merger (the “BCA”) pursuant to which Merger Sub will merge with and into Alpha Modus with Alpha Modus as the surviving corporation and becoming a wholly-owned subsidiary of the SPAC (the “Merger”). The Board of Directors of the Company (the “Board”) has unanimously approved and declared advisable the BCA, the Merger and the other transactions contemplated thereby (the “Alpha Modus Transaction”).

Only holders of record of our Class A common stock and Class B common stock (collectively, the “INAQ common stock”) at the close of business on November [___], 2024 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

If the Fourth Extension Amendment Proposal is approved and implemented, the Company will have until March 7, 2025 (the “Extended Termination Date”) to complete a business combination. If the Company does not complete a business combination before Extended Termination Date, or if the Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would wind up the Company’s affairs and redeem 100% of the then-outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Amendment Proposal is not approved and implemented.

Approval of the Fourth Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of the shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the Fourth Extension Amendment. Approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. The approval of the Fourth Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension Amendment at any time without any further action by our stockholders.

If the Fourth Extension Amendment Proposal is not approved at the Special Meeting or any adjournment or postponement thereof and we do not consummate a business combination by December 7, 2024, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the shares of our Class A common stock that were initially sold to the public in our IPO and remain outstanding (“public shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

Holders of our public shares as of the date of this proxy statement (the “Public Stockholders”) may elect to redeem (an “Election”) their shares for their pro rata portion of the funds available in the Trust Account (including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses)) in connection with the Fourth Extension Amendment Proposal.

If the Fourth Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. If you hold your shares within units, the units must be separated in order to exercise redemption rights.

The Company received a notice, dated September 27, 2024 (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities are now subject to delisting. The Company’s registration statement filed in connection with the Company’s IPO became effective on September 1, 2021. Pursuant to IM-5101-2, the Company, a special purpose acquisition company, must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Company failed to complete its initial business combination by September 1, 2024, the Company did not comply with IM5101-2, and its securities are now subject to delisting. Unless the Company requests an appeal of this determination by October 4, 2024, trading of the Company’s securities will be suspended at the opening of business on October 8, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company appealed the determination contained in the Notice and a hearing on the appeal was scheduled for November 14, 2024 (the “Hearing”). The Hearing was held on November 14, 2024 and the Company requested an extension until December 31, 2024 to complete the Business Combination. The Company is waiting for the decision on its appeal.

If Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, we expect the Company’s securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

We also note that if Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, it may affect the Company’s ability to consummate its planned Business Combination with Alpha Modus. We note that under the Business Combination Agreement, the Company’s maintaining its listing on Nasdaq is not a condition precedent to closing of the Business Combination, however, the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, like the minimum per share bid price and the market value of unrestricted publicly held shares.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public warrants are listed on Nasdaq, such securities qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if the common stock, and public warrants were no longer listed on Nasdaq, these securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $[___], before netting out income taxes payable on interest earned in the Trust Account, at the time of the Special Meeting. The closing price of the Company’s common stock on November [__], 2024 was $[____]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving $[____] more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares

The Company reserves the right at any time to cancel the Special Meeting and not to submit to stockholders or implement the Fourth Extension Amendment Proposal.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions regarding the accompanying proxy statement, you may contact Advantage Proxy, Inc. INAQ’s proxy solicitor, toll-free at (877) 870-8565 or collect at (206) 870-8565 or by email at ksmith@advantageproxy.

By Order of the Board of Directors,
Sincerely,

/s/ Michael Singer
Michael Singer
Executive Chairman
November ___, 2024

i

INSIGHT ACQUISITION CORP.
333 East 91st Street
New York, NY 10128

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER [___], 2024

PROXY STATEMENT

DATED NOVEMBER ___, 2024

FIRST MAILED ON OR ABOUT NOVEMBER __, 2024

The Special Meeting (the “Special Meeting”) of stockholders of Insight Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “INAQ” or the “Company”), will be held on __________, December __, 2024 at 10:30 a.m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Insight Acquisition Corp.

Meeting Date: ___________, December __, 2024
Meeting Time: 10:30 a.m. Eastern Time (EDT)

Special Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/_______________

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: __________#

You are cordially invited to attend the Special Meeting for the purpose of considering and voting upon the following proposals:

Proposal 1 — A proposal to amend (the “Fourth Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for up to three additional months from December 7, 2024 to March 7, 2025 (the “Extended Termination Date”) (we refer to this proposal as the “Fourth Extension Amendment Proposal”). A copy of the proposed Fourth Extension Amendment is attached hereto as Annex A;

Proposal 2 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the Chairman of the Special Meeting, (we refer to this proposal as the “Adjournment Proposal”).

The Fourth Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date that the Company has to complete a business combination. The purpose of the Fourth Extension Amendment and, if necessary, the Adjournment Proposal, is to allow the Company more time and flexibility to complete its proposed business combination (the “Business Combination”).

As previously disclosed, on effective as of October 13, 2023, the Company, IAC Merger Sub Inc., a Florida corporation (“Merger Sub”) and Alpha Modus, Corp., a Florida corporation (“Alpha Modus”), entered into a business combination agreement and plan of merger (the “BCA”) pursuant to which Merger Sub will merge with and into Alpha Modus with Alpha Modus as the surviving corporation and becoming a wholly-owned subsidiary of the SPAC (the “Merger”). The Board of Directors of the Company (the “Board”) has unanimously approved and declared advisable the BCA, the Merger and the other transactions contemplated thereby (the “Alpha Modus Transaction”).

If the Fourth Extension Amendment Proposal is approved and implemented, the Company will have until March 7, 2025 (the “Extended Termination Date”) to complete a business combination. If the Company does not complete a business combination before Extended Termination Date, or if the Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would wind up the Company’s affairs and redeem 100% of the then-outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Amendment Proposal is not approved and implemented.

Approval of the Fourth Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of the shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Approval of the Adjournment Proposal requires the requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. The Board has already unanimously approved all of the proposals to be voted upon at the Special Meeting.

Holders of our public shares as of the date of this proxy statement (the “Public Stockholders”) may elect to redeem (an “Election”) their shares for their pro rata portion of the funds available in the Trust Account (including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses)) in connection with the Fourth Extension Amendment Proposal without regard as to whether or how such Public Stockholders vote with respect to any Fourth Extension Amendment (the “Optional Redemption”). However, you will only receive cash in the Optional Redemption if the Fourth Extension Amendment Proposal is approved and implemented.

If the Fourth Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $[__________] that was in the Trust Account as of [___________], 2024. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Fourth Extension Amendment Proposal is not approved and we do not consummate a business combination by December 7, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

In connection with the IPO, the holders of all shares our Class B common stock (together with holders of Class A common stock received by them in exchange for Class B common stock, the “Class B Holders”) (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of any shares of Class B common stock held by them and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve the Fourth Extension Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe.

In the event of the liquidation of the Trust Account upon the failure of the Company to consummate its initial Business Combination within the time period set forth in the Charter, our Sponsor has agreed to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company or (ii) any prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement; provided, however, that such indemnification of the Company by the Sponsor (x) shall apply only to the extent necessary to ensure that such claims by a third party or a prospective target do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Offering Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a prospective target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of its underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers, directors or members of our Sponsor will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the Special Meeting is November [___], 2024. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 6,092,945 outstanding shares of the Company’s common stock including 92,945 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated November [__], 2024 and is first being mailed to stockholders on or about November [__], 2024.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

●	we have no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective;

●	our ability to select an appropriate target business or businesses;

●	our ability to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;

●	our expectations around the performance of a prospective target business or businesses;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination;

●	our potential ability to obtain additional financing to complete our initial Business Combination;

●	our pool of prospective target businesses;

●	our ability to consummate an initial Business Combination due to the uncertainty resulting from the recent COVID-19 pandemic;

●	the ability of our officers and directors to generate a number of potential Business Combination opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties;

●	our financial performance following our initial public offering (“IPO”); and

●	the other risk and uncertainties discussed in “Item 1A. Risk Factors,” in our Annual Report on Form 10-K and in our other Securities and Exchange Commission (“SEC”) filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Fourth Extension Amendment Proposal to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:	The Company is a blank check company incorporated on April 20, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On September 7, 2021, the Company consummated its IPO, which, when combined with the exercise of the overallotment option by the underwriters and subsequent related private placements, generated net proceeds of $241,200,000. Such net proceeds were deposited into the Trust Account established for the benefit of the Public Stockholders. In connection with the Company’s March 6, 2023 Stockholder Meeting, where the stockholders’ approved an amendment to the Charter to extend the date by which the Company must complete an initial business combination from March 7, 2023 to up to September 7, 2023, stockholders elected to redeem 21,151,393 shares of Class A common stock, which represented approximately 88.1% of the shares that were part of the units that were sold in the Company’s IPO. Following such redemptions, approximately $28,744,831 remained in the Trust Account and 2,848,607 shares of Class A common stock remained issued and outstanding. In connection with the Company’s September 6, 2023 Annual Meeting, the stockholders’ approved an amendment to the Charter to extend the date by which the Company must complete an initial business combination from September 7, 2023 to up to June 7, 2024, stockholders elected to redeem 1,847,662 shares of Class A common stock, leaving 1,000,945 shares of Class A common stock held by public stockholders. In connection with the Company’s June 5, 2024 Special Meeting, the stockholders’ approved an amendment to the Charter to extend the date by which the Company must complete an initial business combination from June 7, 2024 to up to December 7, 2024, stockholders elected to redeem 426,135 shares of Class A common stock, leaving 92,945 shares of Class A common stock held by public stockholders. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, December 7, 2024). The Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date and, if applicable, the Extended Termination Date, in order to allow the Company more time to complete a business combination and is submitting the Fourth Extension Amendment Proposal (and, if necessary, the Adjournment Proposal) to the stockholders to vote upon.

Q:	What is being voted on?

A:	You are being asked to vote on: (i) a proposal to amend the Charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and (ii) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal. Approval of the Fourth Extension Amendment is a condition to the implementation of the Extension.

If the Fourth Extension Amendment Proposal is approved such that the Extension is implemented, the removal from the Trust Account of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Fourth Extension Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $[_______] that was in the Trust Account as of November [__], 2024. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Furthermore, if the applicable Charter Amendment Proposals are approved such that the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Fourth Extension Amendment Proposal is not approved and we have not consummated a business combination by December 7, 2024, or if the Fourth Extension Amendment Proposal is approved and we have not completed a business combination by the Extended Termination Date, we will terminate a business combination Agreement and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of their Class B common stock and shares of Class A common stock received by them in exchange for their shares of Class B common stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Fourth Extension Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

Q:	How many votes do I have at the Special Meeting?

A:	Our stockholders are entitled to one vote on each Proposal at the Special Meeting for each share of the Company’s common stock held of record as of November [__], 2024, the record date for the Special Meeting.

As of the close of business on the record date, there were 6,092,945 outstanding shares of our common stock.

Q:	What constitutes a quorum at the Special Meeting?

A:	A quorum will be present at the Special Meeting if a majority of the voting power of all outstanding shares of our common stock outstanding and entitled to vote at the Special Meeting is represented at the meeting virtually or represented by proxy. In the absence of a quorum, the chairman of the Special Meeting may adjourn the Special Meeting. As of the record date for the Special Meeting, the presence by virtual attendance or by proxy of 3,046,473 shares of our common stock is required to achieve a quorum.

Q:	Why is the Company proposing the Fourth Extension Amendment Proposal?

A:	The Charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before December 7, 2024. As we explain below, the Company may not be able to complete a business combination by that date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed by the Extended Termination Date.

Q:	Why should I vote for the Fourth Extension Amendment Proposal?

A:	The Company’s Board believes stockholders should have an opportunity to evaluate a business combination. Accordingly, the Company’s Board is proposing the Fourth Extension Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date, which will also allow for the Election to go forth. The Extension would give the Company the opportunity to complete a business combination.

Q:	Why should I vote for the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal.

Q:	How do the Company’s insiders intend to vote their shares?

A:	The Sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Fourth Extension Amendment Proposal.

The Sponsor and the Company’s directors, executive officers and their respective affiliates are not entitled to redeem their Class B common stock or shares of Class A common stock received in exchange therefor. With respect to shares purchased on the open market by the Sponsor or the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor and the Company’s directors and executive officers beneficially owned and were entitled to vote 4,950,990 shares of common stock, representing approximately 81% of the Company’s issued and outstanding common stock. The Sponsor and the Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of the record date.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[___] per share, based on the amounts held in the Trust Account as of November [__], 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to limit the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Q:	How are the Company’s insiders’ interests in the Fourth Extension Amendment different from those of the Public Stockholders?

A:	Our Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the Charter. If the Fourth Extension Amendment is approved, the Company will have more time and flexibility to obtain stockholder approval for a business combination and the insiders, including our Sponsor and our directors and officers, are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the proposals?

A:	Approval of the Fourth Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ Class A common stock and Class B common stock outstanding as of the Record Date, voting together as a single class. Approval of the Adjournment Proposal will require the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class.

Q:	What if I don’t want to vote for the Fourth Extension Amendment?

A:	If you do not want the Fourth Extension Amendment to be approved, you must abstain, not vote, or vote against the proposals. If the Fourth Extension Amendment Proposal is approved, and the Extension is implemented, some trust assets will be liquidated and will be withdrawn from the Trust Account and paid to the redeeming Public Stockholders. Broker non-votes, abstentions or the failure to vote on the Fourth Extension Amendment Proposal will have the same effect as votes “AGAINST” the Fourth Extension Amendment Proposal.

Q:	What happens if the Fourth Extension Amendment is not approved?

A:	If the Fourth Extension Amendment is not approved at the Special Meeting or at any adjournment or postponement thereof and we have not consummated a business combination by December 7, 2024, we will terminate the Letter of Intent and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the Trust Account in respect of their Class B common stock and shares of Class A common stock received in exchange for their Class B common stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve the Fourth Extension Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Fourth Extension Amendment is approved, what happens next?

A:	If the Fourth Extension Amendment is approved at the Special Meeting or any adjournment or postponement thereof, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to enter into a definitive agreement and obtain approval for a business combination at a special meeting of its stockholders prior to the Extended Termination Date. Additionally, if the Fourth Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

Public Stockholders may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account regardless as to whether or how such Public Stockholders vote with respect to the Fourth Extension Amendment Proposal. If the Fourth Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when a business combination is submitted to the stockholders. The removal from the Trust Account of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares in connection with the Election will reduce the amount held in the Trust Account and increase the percentage interest of the Company’s common stock held by the Class B Holders through their shares of Class B common stock.

If the Fourth Extension Amendment is approved but the Company does not complete a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

If the Fourth Extension Amendment Proposal is approved and implemented, the Company will have until March 7, 2025 (the “Extended Termination Date”) to complete a business combination. If the Company does not complete a business combination before Extended Termination Date, or if the Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would wind up the Company’s affairs and redeem 100% of the then-outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Amendment Proposal is not approved and implemented.

Q:	Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposals?

A:	You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against the Fourth Extension Amendment Proposal. As a result, the proposal can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the continued listing standards of Nasdaq.

Unless you elect to redeem all of your shares in connection with the Special Meeting, you will be able to vote on a business combination if and when it is submitted to stockholders. If you do not elect to redeem all of your shares in connection with the Special Meeting, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Charter.

Q:	How do I exercise my redemption rights?

A:	In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on December [--], 2024 (two business days before the Special Meeting), you must (x) submit a written request, which includes the name of the beneficial owner of the shares to be redeemed, to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Fourth Extension Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:	If I am a Company warrant holder, can I exercise redemption rights with respect to my warrants?

A:	No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:	How are the funds in the Trust Account currently being held?

A:	The funds in the Company’s Trust Account is in a portfolio of investments comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. When the Company’s investments held in the Trust Account are comprised of U.S. government securities, the investments are classified as trading securities. Trading securities and investments in money market funds are presented on the consolidated balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities are included in income from investments held in Trust Account in the accompanying consolidated statements of operations. The estimated fair values of investments held in the Trust Account are determined using available market information.

Q:	If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:	In order to exercise redemption rights with respect to shares of Class A common stock held within units, holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If	you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If	a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Fourth Extension Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:	If you were a holder of record of our common stock on November [__], 2024, the record date for the Special Meeting, you may vote with respect to the proposals online during the Special Meeting or any adjournment thereof by accessing https://www.cstproxy.com/_________________, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to participate in the virtual Special Meeting and vote online during the Special Meeting, obtain a legal proxy from your broker, bank or other nominee and email a copy (a legible photograph is sufficient) of your legal proxy to INAQ@info.morrowsodali.com.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:	At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Fourth Extension Amendment Proposal. Additionally, if you abstain from voting or fail to vote at the Special Meeting, you may still exercise your redemption rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

Q:	If I am not going to participate in the virtual Special Meeting, should I return my proxy card instead?

A:	Yes. Whether you plan to participate in the virtual Special Meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our transfer agent at the address listed under “Who can help answer my questions?” below so that it is received by the transfer agent prior to the Special Meeting, or participate in the virtual Special Meeting and vote online during the Special Meeting. You also may revoke your proxy by sending a notice of revocation to Advantage Proxy, Inc. at ksmith@advantageproxy, which must be received prior to the Special Meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in accordance with the instructions set forth on the enclosed proxy card in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc. a fee of $8,500 plus costs and expenses, which fee also includes Advantage Proxy, Inc. acting as the inspector of elections at the Special Meeting. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Insight Acquisition Corp.
333 East 91st Street
New York, NY 10128
Tel: (609) 751-3193

You may also contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy

To obtain timely delivery, our stockholders must request the materials no later than 5 business days prior to the Special Meeting. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the Special Meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on May 13, 2024 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Fourth Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Public Stockholders that do not elect to redeem their public shares may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to Public Stockholders who elect to redeem their public shares.

If the Fourth Extension Amendment Proposal is approved and the Extension is effected, Public Stockholders who elect to redeem their public shares will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses and any taxes determined to be payable subsequent to the Optional Redemption. Such dissolution expenses and taxes would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Fourth Extension Amendment Proposal is approved and the Extension is effected, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their public shares.

In the event the Fourth Extension Amendment Proposal is approved and the Extension is effected, the ability of our Public Stockholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell Class A common stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders who elect to redeem their public shares.

Since more than 36 months have passed from the closing of our IPO without completing an initial business combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

The Company received a notice, dated September 27, 2024 (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company did not comply with Nasdaq Interpretive Material IM-5101-2, and that its securities are now subject to delisting. The Company’s registration statement filed in connection with the Company’s IPO became effective on September 1, 2021. Pursuant to IM-5101-2, the Company, a special purpose acquisition company, must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Company failed to complete its initial business combination by September 1, 2024, the Company did not comply with IM5101-2, and its securities are now subject to delisting. Unless the Company requests an appeal of this determination by October 4, 2024, trading of the Company’s securities will be suspended at the opening of business on October 8, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company appealed the determination contained in the Notice and a hearing on the appeal was scheduled for November 14, 2024 (the “Hearing”). The Hearing was held on November 14, 2024 and the Company requested an extension until December 31, 2024 to complete the Business Combination. The Company is waiting for the decision on its appeal.

If Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, we expect the Company’s securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	the Company may be deemed a less attractive merger partner for a target company or business.

We also note that if Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, it may affect the Company’s ability to consummate its planned Business Combination with Alpha Modus. We note that under the Business Combination Agreement, the Company’s maintaining its listing on Nasdaq is not a condition precedent to closing of the Business Combination, however, the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, like the minimum per share bid price and the market value of unrestricted publicly held shares.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public warrants are listed on Nasdaq, such securities qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if the common stock, and public warrants were no longer listed on Nasdaq, these securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the Fourth Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock and units are listed on Nasdaq. In connection with the Special Meeting stockholders will be offered an opportunity to redeem their shares of common stock in connection with the Fourth Extension Amendment Proposal. After the Special Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. There can be no assurance that the Company will continue to comply with Nasdaq’s continued listing requirements and failure to comply with Nasdaq’s continued listing requirements may result in the delisting of the Company’s securities.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, if the Fourth Extension Amendment is approved such that the Extension is implemented, on or shortly prior to the 24-month anniversary of the closing of the Company’s IPO, we will liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the closing of the Company’s IPO. Such SPAC would then be required to complete its initial business combination no later than 24 months after the closing of the Company’s IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the of the closing of the Company’s IPO or that does not consummate its initial business combination within 24 months after such date. We have not yet entered into a definitive business combination agreement, and we can provide no assurances that we can consummate our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or shortly prior to the 24 month anniversary of the e closing of the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or interest-bearing accounts until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the closing of the Company’s IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation.

We will likely be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our Class A common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and because our securities trade on NYSE, we are a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our Class A common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

The Company held a meeting on March 6, 2023 where the stockholders voted to approve a proposal to amend the Company’s amended and restated certificate of incorporation to extend the Combination Period, from March 7, 2023, monthly for up to six additional months at the election of the Company, ultimately until as late as September 7, 2023. In connection with the March 6, 2023 meeting, 21,151,393 shares of the Company’s common stock were redeemed with a total redemption payment of $215,621,387. The Company held its annual meeting on September 6, 2023 where the stockholders voted to approve a proposal to amend the Company’s amended and restated certificate of incorporation to extend the Combination Period, from September 7, 2023 to June 7, 2024, provided that the Company deposits the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account, as defined in the Charter for each one-month extension. In connection with the stockholder’s vote at the Annual Meeting, 1,847,662 shares were tendered for redemption in exchange for a total redemption payment of $19,208,848. The Company held a special meeting on June 5, 2024 where the stockholders voted to approve a proposal to amend the Company’s amended and restated certificate of incorporation to extend the Combination Period, from June 7, 2024 to December 7, 2024, provided that the Company deposits the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account, as defined in the Charter for each one-month extension. In connection with the stockholder’s vote at the Special Meeting, 481,865 shares were tendered for redemption in exchange for a total redemption payment of $5,421,323. As a result, the Company booked a liability of $2,348,302 for the excise tax based on 1% of shares redeemed during the year ended December 31, 2023 and $54,214 for the excise tax based on 1% of shares redeemed during the nine months ended September 30, 2024. For interim periods, an entity is not required to estimate future stock repurchases and stock issuances to measure its excise tax obligation. Rather, an entity can generally record the obligation on an as-incurred basis. In other words, the excise tax obligation recognized at the end of a quarterly financial reporting period is calculated as if the end of the quarterly period was the end of the annual period for which the excise tax obligation is payable.

Pursuant to the Alpha Modus BCA, (i) in the event the business combination contemplated by the Alpha Modus BCA occurs, then the surviving company shall pay the Company’s excise tax liability; (ii) if Alpha Modus does not obtain its shareholders approval of the business combination, or Alpha Modus breaches the Alpha Modus BCA, then Alpha Modus will be responsible to pay the Company’s excise tax liability; and (iii) if an Alpha Modus material adverse effect occurs and the business combination does not close, or if Alpha Modus fails to close the business combination for any reason other than a material breach by the Company, then Alpha Modus will be responsible to pay the Company’s excise tax liability. In all other circumstances the Company will be responsible to pay the Company’s excise tax liability. The Company will not use any of the funds held in the Trust Account and any additional amounts deposited into the Trust Account, as well as any interest earned thereon, to pay for the Company’s excise tax liability. In addition, because the excise tax would be payable by the Company and not by the redeeming holders, the mechanics of any required payment of the excise tax by the Company have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

The Company may not be able to complete an initial business combination with a non-U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

In the event the Company seeks to do a business combination with a non-U.S target company the initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as CFIUS, the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), or ultimately prohibited. If an initial business combination falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing of the initial business combination. CFIUS may decide to block or delay the in initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order the combined company to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that the Company believes would otherwise be beneficial to the Company and its stockholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be limited and the Company may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If the Company cannot complete its initial business combination within the Combination Period because the review process drags on beyond such timeframe, or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company. In addition, the Warrants will expire worthless.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting of stockholders to be held on December [__], 2024, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about November [__], 2024. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to stockholders or implement the Fourth Extension Amendment.

Date, Time and Place of Special Meeting

The Special Meeting will be held exclusively via a live webcast at https://www.cstproxy.com/________________, on December __, 2024, at 10:30 a.m. Eastern Time. To participate in the virtual meeting, an INAQ stockholder of record will need the 16-digit control number included on your proxy card or instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee. The Special Meeting webcast will begin promptly at 10:30 a.m. Eastern Time. INAQ stockholders are encouraged to access the Special Meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on November ___, 2024, which is the record date for the Special Meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 6,092,945 shares of the Company’s common stock outstanding, of which 92,945 are public shares and 4,950,990 are shares held by our Sponsor, independent directors and certain other stockholders.

Quorum and Required Vote for Proposal for the Special Meeting

A quorum of INAQ’s stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if holders of a majority in voting power of INAQ common stock issued and outstanding and entitled to vote at the Special Meeting is present in person virtually or represented by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum at the Special Meeting.

The approval of the Fourth Extension Amendment requires the affirmative vote (virtually or by proxy) of holders of at least 65% of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or virtually at the Special Meeting, as well as an abstention from voting, or a broker non-vote with regard to the Fourth Extension Amendment, will each have the same effect as a vote “AGAINST” the Fourth Extension Amendment.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[___] per share, minus taxes payable, based on the amounts held in the Trust Account as of Novmber [___], 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to limit the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Recommendation to the Company Stockholders

Our Board believes that the Fourth Extension Amendment Proposal and the other proposals to be presented at the Special Meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions with the exception of the Adjournment Proposal. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Fourth Extension Amendment Proposal. Broker non-votes will have the effect of a vote “AGAINST” the Fourth Extension Amendment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” each of the Proposals being voted on at the Special Meeting.

●	You can participate in the virtual Special Meeting and vote during the Special Meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Advantage Proxy, Inc. in writing at ksmith@advantageproxy, before the Special Meeting that you have revoked your proxy; or

●	you may participate in the virtual Special Meeting, revoke your proxy, and vote during the Special Meeting, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The Special Meeting has been called to consider and vote upon the Proposals. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Advantage Proxy, Inc., our proxy solicitor, at (877) 870-8565. Banks and Brokerage Firms may call collect at: (206) 870-8565.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If a Business Combination is not completed, the Sponsor will lose an aggregate of approximately $69.5 million, comprised of the following:

●	approximately $62 million (based on the closing price of $[___] per share of Insight Acquisition Corp. Common Stock on the Nasdaq Stock Market as of November [___], 2024) of the 4,950,990 Founder Shares it holds;

●	approximately $7.5 million (based on the purchase price of $1.00 per private placement warrant) as a result of the 7,500,000 private placement warrants purchased by the Sponsor;

At the special meeting of stockholders held on March 6, 2023, the Company’s stockholders approved an amendment to the Company’s Charter (the “First Extension Amendment”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to six (6) one-month extensions from March 7, 2023 to September 7, 2023 in exchange for the Company depositing $80,000 into the Trust Account as defined in the Charter for each one-month extension.

At the annual meeting of stockholders held on September 6, 2023, the Company’s stockholders approved an amendment to the Company’s Charter (the “Second Extension Amendment”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to nine (9) one-month extensions from September 7, 2023 to June 7, 2024 in exchange for the Company depositing $20,000 into the Trust Account as defined in the Charter for each one-month extension.

At the special meeting of stockholders held on June 5, 2024, the Company’s stockholders approved an amendment to the Company’s Charter (the “Third Extension Amendment”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to six (6) one-month extensions from June 7, 2024 to December 7, 2024 in exchange for the Company depositing the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account as defined in the Charter for each one-month extension. We refer to the First Extension Amendment, the Second Extension Amendment and the Third Extension Amendment collectively as the “Initial Extension Amendments.”

Redemption Rights

Pursuant to our currently existing charter, our Public Stockholders shall be provided with the opportunity to redeem their public shares upon the approval of the Fourth Extension Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

If your redemption request is properly made and the applicable Fourth Extension Amendment is approved, the redeemed shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $[________] on November [___], 2024, the estimated per share redemption price would have been approximately $[____], subject to withdrawals for any taxes payable.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time, on December [___], 2024 (two business days before the Special Meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com; and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in “street name” will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Fourth Extension Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Fourth Extension Amendment is not approved and we do not consummate an initial business combination by December 7, 2024 (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the Public Stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO. 1 — THE FOURTH EXTENSION AMENDMENT PROPOSAL

The proposed Fourth Extension Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) from December 7, 2024 to March 7, 2025 (the “Extended Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved by stockholders, our Board retains the discretionary authority not to file the Certificate of Amendment implementing the Fourth Extension Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Proposed Fourth Extension Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from December 7, 2024 to the Extended Termination Date.

The Fourth Extension Amendment is essential to allowing the Company more time to consummate a business combination. Approval of the Fourth Extension Amendment is a condition to the implementation of the Extension.

If the Fourth Extension Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Fourth Extension Amendment Proposal is not approved and we have not consummated a business combination by December 7, 2024, we will cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable (including estimated taxes) and up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Vote Required for Approval

Approval of the Fourth Extension Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Broker non-votes, abstentions or the failure to vote on the Fourth Extension Amendment will have the same effect as a vote “AGAINST” the Fourth Extension Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE FOURTH EXTENSION AMENDMENT.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

We are a blank check company formed as a Delaware corporation on April 20, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into a business combination Agreement, we have focused on target businesses in the financial technology, enterprise software and consumer technology industries. Our sponsor is Insight Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

Pursuant to the IPO, on September 7, 2021, the Company sold 24,000,000 units, including the exercise of the underwriters’ option to purchase 4,500,000 additional units, at $10.00 per unit. Each unit consists of one share of Class A common stock, and one-fourth of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. Simultaneously with the closing of the IPO, the Company consummated the private placement of 7,500,000 private placement warrants to the Sponsor and 1,200,000 private placement warrants to Cantor Fitzgerald & Co. and Odeon Group LLC (together, the “Private Placement Warrants”), at a price of $1.00 per warrant, generating proceeds of $8.7 million. Each whole private placement warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share, subject to adjustment. A portion of the proceeds from the sale of the private placement warrants was added to the proceeds from the IPO held in the Trust Account. If the Company does not complete a business combination within the prescribed timeframe, the private placement warrants will expire worthless. The private placement warrants will be non-redeemable for cash (except in certain limited circumstances) and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until 30 days after the completion of the initial business combination.

The net proceeds of our initial public offering deposited into the Trust Account remain on deposit in the Trust Account earning interest. As of November [__], 2024, there was approximately $[___________], held in the Trust Account.

Prior Charter Amendments

At the special meeting of stockholders held on March 6, 2023, the Company’s stockholders approved an amendment to the Company’s Charter (the “First Extension Amendment”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to six (6) one-month extensions from March 7, 2023 to September 7, 2023 in exchange for the Company depositing $80,000 into the Trust Account as defined in the Charter for each one-month extension.

At the annual meeting of stockholders held on September 6, 2023, the Company’s stockholders approved an amendment to the Company’s Charter (the “Second Extension Amendment”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to nine (9) one-month extensions from September 7, 2023 to June 7, 2024 in exchange for the Company depositing $20,000 into the Trust Account as defined in the Charter for each one-month extension.

At the special meeting of stockholders held on June 5, 2024, the Company’s stockholders approved an amendment to the Company’s Charter (the “Third Extension Amendment”), giving the Company the right to extend the date by which the Company has to consummate a business combination for up to six (6) one-month extensions from June 7, 2024 to December 7, 2024 in exchange for the Company depositing the lesser of $20,000 and $0.02 for each outstanding share of common stock sold in the Company’s initial public offering into the Trust Account as defined in the Charter for each one-month extension. We refer to the First Extension Amendment, the Second Extension Amendment and the Third Extension Amendment collectively as the “Initial Extension Amendments.”

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our Trust Account (after any redemptions) and any additional funding that we may secure in connection with a business combination. While we signed the BCA with Alpha Modus Corp. effective as of October 13, 2023, our Board currently believes that there may not be sufficient time to complete a business combination by December 7, 2024. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the date of this Report, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

As of the November [__], 2024, we had 5,192,945 shares of Class A common stock and 900,000 shares of Class B common stock, issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Report.

	Class A Common Stock			Class B Common Stock
	Beneficially Owned		Approximate Percentage of Issued and Outstanding Class A Common Stock	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class B Common Stock
Name and Address of Beneficial Owner(1)
Insight Acquisition Sponsor LLC(2)	4,762,500	(2)	84.7%	187,490	20.8%
Michael Singer(2)	4,762,500	(2)	84.7%	187,490	20.8%
Jeffrey Gary(2)	4,762,500	(2)	84.7%	187,490	20.8%
David Brosgol(3)	—		—%	—	—%
Victor Pascucci, III(3)	—		—%	—	—%
William Ullman(3)	—		—%	—	—%
All directors and officers as a group (5 individuals)	4,762,500	(2)	84.7%	187,490	20.8%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is 333 East 91st Street, New York, New York 10128.
(2)	Insight Acquisition Sponsor LLC is the record holder of the shares reported herein. Each of our officers and directors are among the members of Insight Acquisition Sponsor LLC. Michael Singer and Jeffrey Gary are the managing members of Insight Acquisition Sponsor LLC. Each of Mr. Singer and Mr. Gary has voting and investment discretion with respect to the common stock held of record by Insight Acquisition Sponsor LLC. Each of our officers and directors other than Mr. Singer and Mr. Gary disclaims any beneficial ownership of any shares held by Insight Acquisition Sponsor LLC.
(3)	Does not include any shares held by our sponsor. This individual is a member of our sponsor, as described in footnote 2.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to stockholders or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Our stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Our stockholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Our stockholders may notify us of their requests by calling or writing us at our principal executive office at 333 East 91st Street, New York, NY 10128, or by telephone at (609) 751-3193, which must be received prior to the Special Meeting.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of the Special Meeting to stockholders may be transacted at the Special Meeting.

OTHER BUSINESS

While the accompanying Notice of Special Meeting of Shareholders provides for the transaction of such other business as may properly come before the Special Meeting, the Company has no knowledge of any matters to be presented at the Special Meeting other than those listed as Proposals 1 and 2, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

The Company’s 2023 Annual Report, without exhibits, is being provided to all stockholders along with this Proxy Statement. Upon written request to Secretary, INSIGHT ACQUISITION CORP., 333 East 91st Street, New York, NY 10128, we will provide without charge to each person requesting a copy of our 2023 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Insight Acquisition Corp.
333 91st Street
New York, NY 10128
Tel: (609) 751-3193

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy If you are a stockholder of the Company and would like to request documents, please do so by December [__], 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED
FOURTH AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
INSIGHT ACQUISITION CORP.

December __, 2024

Insight Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Insight Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 20, 2021 and amended on July 29, 2021 (the “Original Certificate”). An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on September 1, 2021 (the “Amended and Restated Certificate”). The Amended and Restated Certificate was amended on March 6, 2023 (the “First Amendment”), then amended again on September 6, 2023 (the “Second Amendment”) and then amended again on June 6, 2024 (the “Third Amendment”).

2.      This Fourth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.      This Fourth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before March 7, 2025 (the “Termination Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, Insight Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

INSIGHT ACQUISITION CORP.

By:
Name:
Title:

Annex A-2

INSIGHT ACQUISITION CORP. PROXY FOR
SPECIAL MEETING OF STOCKHOLDERS TO BE
HELD ON December [___], 2024

The undersigned hereby appoints Michael Singer as proxy and attorney-in-fact, with the power of substitution and revocation, and hereby authorizes and instructs him to represent and vote, in the manner directed below, all the shares of common stock of Insight Acquisition Corp. (the “Company”) at the Special Meeting of Stockholders to be held virtually on December [___], 2024, at 10:30 a.m. Eastern Time, accessible at https://www.cstproxy.com/____________ or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

	Proposal 1	For	Against	Abstain
1.	A proposal to amend (the “Fourth Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for up to three additional months from December 7, 2024 to March 7, 2025 (the “Extended Termination Date”).	☐	☐	☐
Proposal 2
2.	A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, from time to time, at the request of the Chairman of the Special Meeting.	☐	☐	☐

The undersigned hereby acknowledges receipt of the accompanying notice of Special Meeting of stockholders and proxy statement.

Date: ______________, 2024

Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY.